Fees Summary	Dec. 22, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	1,702,208.25
Total Transaction Valuation	12,325,910,511.45
Total Offset Amount	0.00
Net Fee	$ 1,702,208.25